UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
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ANAVEX LIFE SCIENCES CORP.

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ANAVEX LIFE SCIENCES CORP.
51 W 52nd Street, 7th Floor, New York, NY 10019

Dear Stockholder:

You are invited to attend the 2021 Annual Meeting of Stockholders of Anavex Life Sciences Corp. which will be held on Tuesday, May 25, 2021, 10:00 a.m., New York time. Due to concerns about the COVID-19 pandemic and the related protocols implemented by federal, state and local governments, this year’s annual meeting will be held via the internet and will be a completely virtual meeting. To register to attend the virtual Annual Meeting, please visit http://www.viewproxy.com/Anavex/2021 before 11:59 PM EST on May 22, 2021. You may attend and submit questions during registration and during the annual meeting at http://www.viewproxy.com/Anavex/2021. Stockholders who properly register to attend the Annual Meeting may attend the Annual Meeting by clicking on the link provided in the e-mail sent to you after you have successfully registered.  You will need the password to access the virtual Annual Meeting that you will be receiving two days prior to the meeting.

Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. The proxy statement contains information on matters to be voted upon at the 2021 Annual Meeting of Stockholders or any adjournments of that meeting. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The proxy statement explains more about proxy voting, so please read it carefully. Please complete, date, sign and return the accompanying proxy in the enclosed envelope, or vote online or by telephone using the instructions included on the proxy card, to ensure the presence of a quorum at the meeting. Even if you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

The proxy statement is dated April , 2021 and is being first mailed to stockholders of Anavex Life Sciences Corp. on or about April , 2021. The Proxy Statement and 2020 Annual Report are available at http://www.viewproxy.com/Anavex/2021.

We look forward to your continued support.

Sincerely,

/s/ Christopher Missling, PhD.

Christopher Missling, PhD.
Chief Executive Officer and

Chairman of the Board of Directors

April , 2021

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT THE 2021 MEETING	4
PROPOSAL 1 - ELECTION OF DIRECTORS	9
General	9
Information Concerning Director Nominees	9
Corporate Governance	10
The Board and Board Committees	11
Stockholder Recommendations for Board Candidates	13
Stockholder Communications with the Board	13
Vote Required	13
Board Recommendation	14
PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
General	15
Audit and Non-Audit Fees	15
Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm	15
Vote Required for Approval	15
Board Recommendation	15
PROPOSAL 3 – AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES	16
PROPOSAL 4 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	18
PROPOSAL 5 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION	19
INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS	20
EXECUTIVE AND DIRECTOR COMPENSATION	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24
FUTURE STOCKHOLDER PROPOSALS	26
NO DISSENTERS’ RIGHTS	26
CODE OF ETHICS AND CONDUCT	26
TRANSACTIONS WITH RELATED PERSONS	26
OTHER MATTERS	27
2021 MEETING PROXY MATERIALS RESULTS	27
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	27

PROXY STATEMENT FOR THE
2021 MEETING OF STOCKHOLDERS
______________________

            Anavex Life Sciences Corp. (“we,” “us,” “our,” “Anavex,” or the “Company”) is providing these proxy materials in connection with the 2021 Annual Meeting of Stockholders of Anavex Life Sciences Corp. (the “2021 Meeting”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2021 Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2021 MEETING

Q:	When and where is the 2021 Meeting?

A:	The 2021 Meeting is being held Tuesday, May 25, 2021, 10:00 a.m., New York time. The 2021 Meeting will be a completely virtual meeting, which will be conducted via live webcast. Stockholders who properly register to attend the 2021 Meeting may attend the 2021 Meeting by clicking on the link provided in the e-mail sent to you after you have successfully registered. You will need the password to access the virtual 2021 Meeting that you will be receiving two days prior to the meeting. To allow ample time for check-in procedures, we encourage you to access the virtual meeting webcast 20 minutes prior to the beginning of the meeting by clicking on the link provided in the email that will be sent to you after you successfully register. If you have difficulties checking in or during the 2021 Meeting, please call Alliance Advisors technical support at 866-612-8937 or email virtualmeeting@viewproxy.com.

Q:	Who is entitled to vote at the 2021 Meeting?

A:	Holders of Anavex Life Sciences Corp. common stock, par value $0.001 per share (“Common Stock”), at the close of business on March 29, 2021, the record date for the 2021 Meeting (the “Record Date”) established by our board of directors (the “Board”), are entitled to receive notice of the 2021 Meeting (the “Meeting Notice”), and to vote their shares at the 2021 Meeting and any related adjournments or postponements. The Meeting Notice, proxy statement and form of proxy are first expected to be made available to stockholders on or about April , 2021.

As of the close of business on the Record Date, there were 70,030,620 shares of our Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one vote per share at the 2021 Meeting. Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the 2021 Meeting, there are a total of 70,030,620 possible votes with respect to the outstanding shares of capital stock entitled to vote at the Meeting.

Q:	How do I register to attend the 2021 Meeting?

A:

If you own shares of Common Stock registered in your name on the books of our transfer agent, as of the close of business on the Record Date for the 2021 Meeting, you are a stockholder of record. To register, please visit http://www.viewproxy.com/Anavex/2021 and click “Registration for Registered Holders” and enter your name, address and phone number and click submit.

If you hold shares of Common Stock in an account at a broker, bank, trust or other nominee as of the close of business on the Record Date for the 2021 Meeting you are a beneficial owner, rather than a stockholder of record. To register, please visit http://www.viewproxy.com/Anavex/2021 and click “Registration for Beneficial Holders” and enter your name, phone number and email, and click submit. If you wish to vote electronically at the 2021 Meeting, please upload during registration or email a copy of your legal proxy that you have obtained from your bank or broker to virtualmeeting@viewproxy.com.

Q:	Can I vote my shares by filling out and returning the Meeting Notice?

A:	No. The Meeting Notice identifies the items to be voted on at the 2021 Meeting, but you cannot vote by marking the Meeting Notice and returning it.

Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:	If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by the Company and our transfer agent, you are a stockholder of record. If your shares are held in the name of your broker, bank or other nominee, these shares are held in street name.

If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card at the end of this proxy statement for you to use. If you hold your shares in street name through one or more banks, brokers or other nominees, you will receive the Meeting Notice, together with voting instructions, from the third party or parties through which you hold your shares. If you requested printed proxy materials, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the 2021 Meeting?

A:	The presence in person or by proxy of at least one third (33.3%) of the issued and outstanding shares entitled to vote at the 2021 Meeting constitutes a quorum. Your shares will be counted as present at the 2021 Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or you vote in person at the 2021 Meeting. Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:	What matters will the stockholders vote on at the 2021 Meeting?

The stockholders will vote on the following proposals:

	•	Proposal 1. Election of Directors. To elect six (6) members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified.

	•	Proposal 2. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

	•	Proposal 3. Approval of Authorized Stock Increase. To approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares;

	•	Proposal 4. Advisory Vote on the Compensation Paid to our Named Executive Officers. A non-binding advisory vote on the compensation paid to our named executive officers.

	•	Proposal 5. Advisory Vote on Frequency of Future Advisory Votes on the Compensation Paid to our Named Executive Officers. A non-binding advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers.

Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the following are the voting requirements for each proposal:

•	Proposal 1. Election of Directors. Each of the six (6) nominees who receives the vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected.

	•	Proposal 2. Ratification of Independent Registered Public Accounting Firm. The Company’s independent registered public accounting firm, BDO USA, LLP, will be ratified upon the vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

	•	Proposal 3. Approval of Authorized Stock Increase. An amendment of the Company’s Articles of Incorporation to increase its authorized Common Stock from 100,000,000 to 200,000,000 shares will be approved if stockholders holding at least a majority of the voting power have voted in favor of the amendment.

	•	Proposal 4. Advisory Vote on the Compensation Paid to our Named Executive Officers. The compensation paid to our named executive officers will be considered approved on non-binding advisory basis upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

	•	Proposal 5. Advisory Vote on Frequency of Future Advisory Votes on the Compensation Paid to our Named Executive Officers. Upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy in favor of a particular frequency alternative (whether every year, every two (2) years or every three (3) years) such frequency will be considered to be the recommendation of the stockholders on the non-binding advisory vote regarding the frequency of future advisory votes on the compensation paid to our named executive officers.

Q:	What are the Board’s voting recommendations?

A:	Our Board recommends that you vote your shares:

	•	“FOR” the six (6) directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

	•	“FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm;

	•	“FOR” the amendment of our Articles of Incorporation to increase the amount of our authorized Common Stock from 100,000,000 to 200,000,000 shares;

	•	“FOR” the approval of the proposal on non-binding advisory basis regarding the compensation paid to our named executive officers;

	•	“EVERY THREE (3) YEARS” for the recommendation on non-binding advisory basis of the frequency of future advisory votes on the compensation paid to our named executive officers.

Q:	How do I vote?

A:	You may vote by any of the following methods:

•	If you are a registered holder, you may vote over the internet at www.AALVote.com/AVXL or vote by telephone at 866.804.9616. Please see your proxy card for voting instructions.

•	By mail. If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided. Please allow sufficient time for mailing if you decide to vote by mail.

•

Virtually during the Annual Meeting. You may vote by attending the 2021 Meeting online. Please register at https://viewproxy.com/Anavex/2021 and enter your stockholder information provided on the proxy card mailed to you. A voting link will be available during the virtual meeting.

 If you need assistance voting, please reach out to our proxy advisors, Alliance Advisors LLC by telephone at 855-643-7313 or through email at anavex@allianceadvisors.com

Q:	How can I change or revoke my vote?

A:	You may change your vote as follows:

•	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Anavex Life Sciences Corp., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer, or by submitting another proxy card before the conclusion of the 2021 Meeting. For all methods of voting, the last vote cast will supersede all previous votes.

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Your proxy will be treated as follows:

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”

A:

The ratification of BDO USA, LLP as the Company’s independent registered public accounting firm (“Proposal 2”) and the approval of an amendment of our Articles of Incorporation to increase the amount of our authorized Common Stock from 100,000,000 to 200,000,000 shares (“Proposal 3”) are each considered to be routine matters under applicable rules. The election of directors (“Proposal 1”), the approval of the proposal on non-binding advisory basis regarding the compensation paid to our named executive officers (“Proposal 4”) and approval for the recommendation on non-binding advisory basis of the frequency of future advisory votes on the compensation paid to our named executive officers (“Proposal 5”) are each considered non-routine matters. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 4 and 5.

Q:	How are abstentions and broker non-votes treated?

A:	Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will have no effect on Proposal 1, Proposal 4 and Proposal 5. Broker non-votes are not expected to occur with respect to Proposals 2 and 3.

Abstentions will be counted as votes present and entitled to vote on the proposals considered at the Annual Meeting and, therefore, will have the effect of votes against Proposals 2, 3, 4 and 5. Abstentions will have no effect on the Proposal 1 regarding the election of directors.

Q:	Could other matters be decided at the 2021 Meeting?

A:	As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2021 Meeting other than those referred to in this proxy statement.

If other matters are properly presented at the 2021 Meeting for consideration, the proxy holders for the 2021 Meeting will have the discretion to vote on those matters for stockholders who have submitted a proxy card.

Q:	How are proxies solicited and what is the cost?

A:	We are making, and we will bear all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our capital stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:	What should I do if I have questions regarding the 2021 Meeting?

A:

If you have any questions about the 2021 Meeting or would like additional copies of any of the documents referred to in this proxy statement, you should contact our Investor Relations department at 844.689.3939 or our proxy solicitor Alliance Advisors LLC at 855-643-7313 or by email at anavex@allianceadvisors.com.

Q:	How can I find out the results of the voting at the 2021 Meeting?

Preliminary voting results will be announced at the 2021 Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the 2021 Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the 2021 Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election for the meeting, who will separately count votes “For”, “Withhold”, “Against”, “Every Year”, “Every Two (2) Years”, “Every Three (3) Years”, abstentions, and if applicable, broker non-votes applicable for each proposal.

PROPOSAL 1 - ELECTION OF DIRECTORS

General

At the 2021 Meeting, a board of six directors will be elected, each to hold office until the succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Elliot Favus, a current director, is not standing for reelection, and his term will end following the conclusion of the 2021 Meeting. All of the director nominees except for Jiong Ma are incumbent directors. Information concerning all director nominees appears below. Management does not anticipate that any of the persons named below will be unable or unwilling to stand for election.

Information Concerning Director Nominees

Background information about the Board’s nominees for election, as well as information regarding additional experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve on the Board, is set forth below:

Christopher Missling, PhD. Christopher Missling, age 55, has over twenty years of healthcare industry experience in big pharmaceutical, biotech industry and investment banking. Most recently, from March 2007 until his appointment by our Company, Dr. Missling served as the head of healthcare investment banking at Brimberg & Co. in New York, New York. Also, Dr. Missling served as the Chief Financial Officer of Curis, Inc. (NASDAQ:CRIS) and ImmunoGen, Inc. (NASDAQ:IMGN). Dr. Missling earned his MS and PhD from the University of Munich and an MBA from Northwestern University Kellogg School of Management and WHU Otto Beisheim School of Management.

Claus van der Velden, PhD. Claus van der Velden, PhD, age 48, brings significant expertise in management, accounting, internal controls, information security and risk management. Since July of 2011, he has served as corporate head of Management Accounting, Internal Audit and Risk Management at Stroeer SE & Co KGaA, a publicly listed German digital media company. As head of internal audit at Stroeer SE & Co KGaA, Dr. van der Velden has experience in the area of information security risk assessment, and the internal control tools, processes, and policies needed to counter information security threats. Previously, Dr. van der Velden served as the Director of Corporate Business Controlling for the Nutrition & Health business unit at Cognis, a worldwide supplier of global nutritional ingredients and specialty chemicals. In this position, he was also a compliance representative and a member of the global leadership team. After the acquisition of Cognis by BASF, he was responsible for the management accounting processes of the BASF Nutrition& Health division, developing and producing mostly natural-source ingredients for the food and healthcare industries. Dr. van der Velden started his career as a strategy consultant at an international marketing and strategy consultancy firm. He studied in Kiel and Stockholm and received a degree in economics from the University of Kiel and later obtained his doctorate in business management from the WHU-Otto Beisheim School of Management where he also previously taught economics.

Athanasios Skarpelos. Athanasios (Tom) Skarpelos, age 54, is a self-employed investor with over 20 years of experience working with private and public companies. For more than 12 years, he has been focused on biotechnology companies involved in drug discovery and drug development projects. His experience has led to relationships with researchers at academic institutes in Europe and North America. Mr. Skarpelos is a founder of Anavex.

Jiong Ma, PhD. Jiong Ma, age 57, is a senior board executive with over 25 years of experience in investing, building, scaling of companies with focus on innovative product launches in digital health, technology and the new energy transition. Dr. Jiong Ma serves and served as a Board Director of LinkinVax, Aledia, Voxel8, Lo3 Energy, mc10, acquired by Medidata, Storiant, Fulham, Convey Computer, acquired by Micron Technology, Powervation, acquired by RHOM Semiconductor, Laser Light Engine and Carbonite, Inc., which went public via IPO in 2011 and was subsequently acquired by OpenText in 2019 for approximately $1.45 billion. As a Partner at Braemar Energy Ventures ($600 million AUM), where she has worked since 2008, Jiong has focused on investments in digitization of industry, resource efficiency, mobility, renewable energy infrastructure, and deeptech. She was on the firm’s investment committee and has led more than 15 investments in growth stage companies with focus on innovative product launches, as well as raising funding, negotiating and structuring investments, hiring management teams, and assembling boards. As a result of her investment experience, Dr. Ma has significant knowledge and expertise in the technology industry, including information security. Prior to Braemar Energy Ventures, she was with the Venture Capital Group at 3i, a global private equity firm ($17 billion AUM), where she led investments across multiple stages in Digital Health, TMT and Cleantech. Among them TransMedics Group (Nasdaq: TMDX), ImpactRx/Symphony Health Solutions, which was later acquired by PRA Health Sciences (Nasdaq:PRAH). Preceding the Venture Capital Group at 3i, Jiong held several senior positions at Lucent Technologies and Bell Labs. Her responsibilities included lead roles in product portfolio strategy, new product launches for Optical and Data Networking, and research and product development. Jiong was also a founding team member of Onetta, a fiber networks company. She has a PhD in Electrical and Computer Engineering from the University Colorado at Boulder and an MS in Electrical Engineering from Worcester Polytechnic Institute. Dr. Ma is a Kauffman Fellow.

Steffen Thomas, PhD. Steffen Thomas, age 55, has over 15 years of experience as a European patent attorney and is currently practicing at Epping Hermann Fischer, a major intellectual property law firm in Europe. Previously, he worked for Japan-based Takeda Pharmaceutical Company, the largest pharmaceutical company in Asia and a top firm worldwide, as an in-house patent attorney. Prior to that, he worked for Nycomed Pharma, acquired by Takeda in 2011 for approximately USD $10 billion. Dr. Thomas’ legal practice covers drafting of patent applications, prosecuting patent applications before national and international patent offices, defending and challenging patents in opposition, appeal, and nullity proceedings, enforcing patents before the infringement courts, and preparing opinions on patentability and infringement in the technical field of chemistry. Dr. Thomas has particular expertise in small molecule pharmaceuticals. He holds MS and PhD degrees in Chemistry from the University of Munich.

Peter Donhauser, D.O., Peter Donhauser, age 55, had more than 20 years of expertise in clinical research prior to practicing osteopathic medicine with an integrated medical approach in private practice beginning in 2000. He worked at the University Hospital of Munich in the fields of geriatrics and neuromusculoskeletal diseases.  During this time, he was a clinical trial investigator in multiple Phase 3 studies, including studies sponsored by Merck Sharp & Dohme, Merck, Boehringer Mannheim, Roche, Servier and Sanofi. He received his human medicine degree at the University of Munich and Doctor of Osteopathic Medicine (D.O.) from the German-American Academy for Osteopathy, or DAAO, a member of the European Register for Osteopathic Physicians, or EROP, at the Philadelphia College of Osteopathic Medicine.

Corporate Governance

General

This section describes key corporate governance practices that we have adopted. We have adopted a code of ethics, which applies to all our officers, directors and employees, and corporate governance guidelines and charters for our audit committee, compensation committee and our nominating and corporate governance committees. Copies of our code of ethics and corporate governance charters are posted on the Investors section of our website, www.anavex.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We intend to disclose on our website any amendments to, or waivers from, our code of business conduct and ethics that are required to be disclosed by law or by Nasdaq listing standards.

Director Independence.

Under the NASDAQ Stock Market Rules, the Board has a responsibility to make an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence. The Board has determined that that Christopher Missling, PhD is not independent as that term is defined by NASDAQ 5605(a)(2) because Dr. Missling serves as our President, Chief Executive Officer, and Secretary.

The Board has determined that that Claus van der Velden, Athanasios Skarpelos, Steffen Thomas, Peter Donhauser and director-nominee Jiong Ma are independent as that term is defined by NASDAQ 5605(a)(2) and the applicable rules of the Securities and Exchange Commission.

Director Nominations. Our Board has a Nominating and Corporate Governance Committee that identifies individuals qualified to become Board members and recommends to the Board proposed nominees for Board membership.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Board seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. Notwithstanding the same, we do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, the Board will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the Board may also seek input from the executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors. The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

Board Leadership Structure. Our Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Considering these factors, the Company determined to have the same individual, Christopher Missling, PhD., serve as Chief Executive Officer and Chairman of the Board.

Similarly, the Company currently does not have a policy requiring a lead Independent Director, however the Board believes that having an Independent Director fill the lead director role is appropriate. Claus van der Velden, PhD currently serves as the lead Independent Director of the Board. The lead Independent Director, among other things, works with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the Independent Directors in executive session, facilitates communications between other members of the Board and the Chairman of the Board and otherwise consults with the Chairman of the Board on matters relating to corporate governance and Board performance.

Board Role in Risk Oversight. The Board administers its risk oversight function directly. The Board regularly discusses with management the Company’s major risk exposures including compensation risk, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

The Board and Board Committees

The Board. The Board met three times for meetings during fiscal 2020. Two of such meetings were regularly scheduled meetings and the other special Board meeting was held as needed. During fiscal year 2020, each incumbent director attended 75% or more of the Board meetings for the periods during which each such director served. Directors are not required to attend annual meetings of our stockholders.

Audit Committee and Audit Committee Financial Experts

The members of the Audit Committee are Claus van der Velden (Chairman), Athanasios Skarpelos and Steffen Thomas. Our board of directors has determined that Claus van der Velden is an “audit committee financial expert” as defined by applicable SEC and Nasdaq rules.

The Audit Committee oversees and reports to our board of directors on various auditing and accounting-related matters, including, among other things, the maintenance of the integrity of our financial statements, reporting process and internal controls; the selection, evaluation, compensation and retention of our independent registered public accounting firm; legal and regulatory compliance, including our disclosure controls and procedures; and oversight over our risk management policies and procedures, including but not limited to risks relation to information technology use and protection, data governance, privacy, and cybersecurity.

The Audit Committee operates under a charter that was adopted by our board of directors. The Audit Committee met five times during fiscal 2020.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2020 with our management. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

Claus van der Velden

Steffen Thomas

Athanasios Skarpelos

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Claus van der Velden (Chairman), Steffen Thomas and Peter Donhauser.

The Nominating and Corporate Governance Committee is appointed by the Board to oversee and evaluate the Board's performance and the Company's compliance with corporate governance regulations, guidelines and principles, to identify individuals qualified to become Board members, to recommend to the Board proposed nominees for Board membership and to recommend to the Board directors to serve on each standing committee.

The Compensation Committee operates under a charter that was adopted by our Board. The Nominating and Corporate Governance Committee did not meet but did act by written consent during fiscal 2020.

Compensation Committee

The members of our Compensation Committee are Claus van der Velden (Chairman), Steffen Thomas and Peter Donhauser.

The Compensation Committee assists our board of directors in discharging its responsibilities relating to compensation of our directors and executive officers. Its responsibilities include, among other things: reviewing, approving and recommending compensation programs and arrangements applicable to our officers; determining the objectives of our executive officer compensation programs; overseeing the evaluation of our senior executives; administering our incentive compensation plans and equity-based plans, including reviewing and granting equity awards to our executive officers; and reviewing and approving director compensation and benefits. The Compensation Committee can delegate to other members of our board of directors, or an officer or officers of the Company, the authority to review and grant stock-based compensation for employees who are not executive officers.

 The Compensation Committee has the responsibilities and authority designated by Nasdaq rules. Specifically, the Compensation Committee has the sole discretion to select and receive advice from a compensation consultant, legal counsel or other adviser and is directly responsible for oversight of their work. The Compensation Committee must also determine reasonable compensation to be paid to such advisors by us.

The Compensation Committee operates under a charter that was adopted by our Board. The Compensation Committee met one time during fiscal 2020 and also acted by written consent as required.

Anti-Hedging Policy

        We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers, as well as our directors, and certain of their family members and related entities, from engaging in short sales of our securities, purchases or sales of puts, calls or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.

Stockholder Recommendations for Board Candidates

The Board will consider qualified candidates for directors recommended and submitted by stockholders. Submissions that meet the then current criteria for Board membership are forwarded to the Board for further review and consideration. The Board will consider a recommendation only if appropriate biographical information and background material are provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than five percent (5%) of our Common Stock for at least one (1) year as of the date that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the Board, at our principal office, Attention: Christopher Missling, PhD., Chief Executive Officer.

The Board will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members, assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation is followed.

Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to Anavex Life Sciences Corp., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submissions will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

Vote Required

The foregoing Proposal 1 will be approved upon the vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” each nominee.

The six (6) nominees receiving an affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our stockholders are being provided the opportunity to ratify the Board’s appointment of BDO USA, LLP as our independent registered public accounting firm to perform independent audit services for the fiscal year ending September 30, 2021.

General

Our Board has appointed BDO USA, LLP to examine our financial statements for 2021. The selection of BDO USA, LLP as the independent registered public accounting firm for 2021 is being presented to our stockholders for ratification at the 2021 Meeting. Representatives of BDO USA, LLP are expected to be present at the 2021 Meeting.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed or expected to be billed to our Company for professional services rendered by our independent registered public accounting firm, for the fiscal years ended September 30, 2020 and 2019:

	2020	2019
Audit Fees	$305,751	$229,763
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$305,751	$229,763

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports and services performed in connection with regular filings with the Securities and Exchange Commission for the fiscal years ended September 30, 2020 and 2019.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our Audit Committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Audit Committee before the respective services were rendered.

Our Audit Committee has considered the nature and amount of fees billed or expected to be billed by BDO USA, LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining BDO USA, LLP’s independence.

Vote Required for Approval

The foregoing Proposal 2 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of BDO USA, LLP as its independent registered public accounting firm for fiscal year 2021.

PROPOSAL 3 – AMENDMENT OF THE COMPANY’S ARTICLES
OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED SHARES OF
COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES

The Board is seeking stockholder approval of an amendment to our Articles of Incorporation that would increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000. The proposed Certificate of Amendment to the Articles of Incorporation (the “Certificate of Amendment”) is attached hereto as Appendix A.

The newly authorized shares of Common Stock would have the same rights as the currently outstanding shares of our Common Stock. As of March 29, 2021, 70,030,620 shares of our Common Stock were issued and outstanding, 11,005,199 shares that were subject to outstanding stock option awards, and 2,003,036 shares of our Common Stock were reserved for future issuance under our equity compensation plans. Accordingly, 83,038,855 of the 100,000,000 authorized shares of our Common Stock are currently issued or reserved while 16,961,145 of the authorized shares of our Common Stock remain available for future issuance.

Reasons for the Increase in Authorized Shares

The Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of Common Stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of Common Stock or securities that are convertible into Common Stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, and other business combinations or acquisitions of new technologies or products; (iii) establishing strategic relationships with other companies; (iv) providing equity incentives to attract and retain employees, officers or directors; and (v) other purposes.

Potential Effects of the Proposed Amendment

If the proposed amendment is approved by our stockholders, the additional authorized shares of Common Stock would have rights identical to our currently outstanding Common Stock. Our Articles of Incorporation also currently authorize the issuance of 10,000,000 shares of preferred stock, none of which are issued or outstanding.

The proposed amendment to the Articles of Incorporation would not change the authorized number of shares of preferred stock. Future issuances of shares of Common Stock or securities convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting interest and power of current stockholders since holders of Common Stock are not entitled to preemptive rights.

SEC rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although we have not proposed the increase in the number of authorized shares of Common Stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed amendment is approved, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of Common Stock, or the replacement or removal of members of the Board or management.

Implementation of the Authorized Share Increase

Following stockholder approval of this proposal, the authorized share increase would be implemented by our filing the Certificate of Amendment with the Secretary of State of the State of Nevada. However, at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada, the Board reserves the right to abandon this proposal and to not file the Certificate of Amendment, even if approved by the stockholders of the Corporation, if the Board, in its discretion, determines that such amendment is no longer in the best interests of the Corporation or its stockholders.

Vote Required for Approval

The foregoing Proposal 3 will be approved upon the affirmative vote in favor of the holders of a majority of voting power of the Company.

Board Recommendation

The Board unanimously recommends a vote “FOR” the approval of the Certificate of Amendment.

PROPOSAL 4 – ADVISORY VOTE

ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. Our Board believes that they have taken a responsible approach to compensating our named executive officers given our limited resources.

Please read the “Executive and Director Compensation” section of this proxy statement for additional details about our executive compensation. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. Our Board believes that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board values the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required for Approval

This Proposal 4 will be approved upon the vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy

Board Recommendation

The board unanimously recommends a vote “for” the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

This Proposal 4 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 4.

PROPOSAL 5 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES

ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote every six years, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC.

Under this Proposal 5, stockholders may vote in favor of holding this advisory vote every year, every two (2) years or every three (3) years beginning with the 2022 annual meeting of stockholders, or may choose to abstain.

Our Board has determined that a non-binding advisory vote on executive compensation that occurs every three years is the most appropriate alternative for us, given our size and stage of development and, therefore, our Board recommends that you vote for the option of every three years for the advisory vote on executive compensation. Further, in recommending that our stockholders vote for a frequency of every three years, our Board believes that an advisory vote held every three years will provide our Board and the Compensation Committee with sufficient time to thoughtfully evaluate and respond to stockholder input and effectively implement desired changes to compensation programs. The results of the say-on-pay vote received at the 2021 Meeting will be considered by management and our Board as we develop our compensation policies for the coming years. Accordingly, we believe that a vote every three years is appropriate as it allows time for any changes to incentive programs to be designed and implemented and for the results to be evaluated and reported to stockholders. An advisory vote every three years will provide shareholders with sufficient time to evaluate the effectiveness of incentive programs, compensation strategies and our performance. Because our executive compensation programs do not generally change significantly from year to year, a vote every three years avoids a short-term focus on executive compensation and the cost of including an additional proposal and vote in the annual meeting proxy statement more frequently. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

After careful consideration, our Board recommends that the advisory vote by our stockholders on executive compensation be held every three (3) years.

Although non-binding, and therefore not binding on the Company, the Compensation Committee or our Board, our Board values the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required for Approval

This Proposal 5 will be approved upon the vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy

Board Recommendation

The board unanimously recommends a vote “every three (3) years” on the frequency of the advisory vote by our stockholders on approval of the compensation of our named executive officers.

This Proposal 5 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 5.

INFORMATION CONCERNING EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

Sandra Boenisch, CPA, CGA, Ms. Boenisch, age 39, Ms. Boenisch is a Chartered Professional Accountant (CPA, CGA) with over 15 years of accounting, audit, and financial reporting experience in a variety of industries, both in the United States and Canada. Ms. Boenisch was an independent consultant, providing financial reporting services to a range of public companies in the United States and Canada from 2012 until 2017. From 2008 until 2012, Ms. Boenisch was employed at BDO Canada LLP (Vancouver, BC) where she was hired as a Senior Accountant and was later promoted to Manager, Audit Assurance. Ms. Boenisch specialized in managing assurance engagements for public companies in the United States and Canada. Prior to that, Ms. Boenisch worked for another public accounting firm from 2001 to 2008. As an independent consultant, Ms. Boenisch has acquired considerable experience in finance, governance, and regulatory compliance. She holds a BComm from Laurentian University.

EXECUTIVE AND DIRECTOR COMPENSATION

           The Company’s compensation objectives are to offer our executive officers’ compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled, talented management, which is necessary for the Company to achieve its financial and strategic objectives and create long-term value for our stockholders.

A significant portion of the Company’s executive compensation opportunity is related to factors that directly and indirectly influence shareholder value, including long-term stock performance and operational performance. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances.

Our Executive Compensation Program and Philosophy

The intent of the Company’s compensation program is to attract and retain talent, to create incentives for and to reward excellent performance. We seek to compensate our executives in a manner that is competitive, rewards performance that creates shareholder value, recognizes individual contributions, and encourages long-term value creation.

The Compensation Committee meets at least twice per year to review and evaluate executive compensation and each executive officer’s performance. The Compensation Committee utilizes quantitative and qualitative factors, including the accomplishment of initiatives, attitude, and leadership and applies overall judgment to assess performance, taking into account the financial condition of the Company. Ultimately, the Compensation Committee seeks to evaluate, based on the achievement of financial and nonfinancial objectives, the variable compensation, including special awards, of executive officers of the Company and decide on the base salary and target discretionary bonus for such persons taking into account relevant benchmark data.

The Compensation Committee believes that a significant portion of each executive’s compensation opportunity should be tied to variable compensation and value creation for shareholders. The Compensation Committee believes this mix provides an appropriate balance between the financial security required to attract and retain qualified individuals, and the Compensation Committee’s goal of ensuring that executive compensation rewards performance that benefits shareholders over the long term.

Compensation Consultants

The Compensation Committee makes recommendations to the Board for all compensation for executives, including the structure and design of the compensation programs. The Compensation Committee is responsible for retaining and terminating compensation consultants and determining the terms and conditions of their engagement. During fiscal 2020, the Compensation Committee did not engage any compensation consultants.

Annual Discretionary Cash Bonuses

The Company has an annual discretionary cash bonus program. The Compensation Committee, or board of directors works with the Chief Executive Officer to evaluate the Company’s financial performance and overall financial condition to determine if discretionary bonuses are to be paid.

Benefits

The Company’s executives are entitled to participate in employee benefit plans, programs and arrangements implemented by the Company and generally available to all salaried employees, such as medical, dental and insurance programs. Executives are also allowed to participate in the Company’s tax-qualified 401(k) Plan offered to all similarly situated full-time employees.

Summary Compensation

           The particulars of compensation paid to our named executive officers for the last two completed fiscal years:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compen- sation ($)	Total ($)
Christopher Missling, PhD	2020	550,000	55,000	-	1,224,648	11,400	1,841,048
President, Chief Executive Officer, and Director	2019	512,500	50,000	-	2,806,339	11,200	3,380,039

Sandra Boenisch(1)	2020	117,041	22,313	-	155,864	-	295,218
Principal Financial Officer and Treasurer	2019	72,327	13,561	-	138,672	-	224,560

(1)	Compensation to Ms. Boenisch denominated in Canadian Dollars has been translated to US dollars at an exchange rate of 0.7438 during the year ended September 30, 2020 (2019: 0.7534).

Employment Agreements

Christopher Missling

We and Dr. Missling entered into an employment agreement dated July 5, 2013, as amended and extended (the “CEO Employment Agreement”), whereby we currently pay to Dr. Missling an annual base salary of $550,000. In addition, Dr. Missling is eligible to earn an annual cash bonus for each whole or partial calendar year of up to twenty percent of his base salary, and to participate in our employee benefit plans. We have agreed to indemnify Dr. Missling in connection with his provision of services to us.

Sandra Boenisch

 We and Ms. Boenisch entered into an amended and restated employment agreement dated October 4, 2017, as amended and extended (the “CFO Employment Agreement”), whereby we currently pay Ms. Boenisch an annual base salary of $200,000 Canadian dollars, effective March 1, 2020. Ms. Boenisch is eligible for discretionary salary increases.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

The CEO Employment Agreement with Dr. Missling contains provisions regarding our obligations upon his termination and upon a change of control. In the event of a change of control, as such term is defined in the employment agreement, all previously granted but unvested stock options held by Dr. Missling shall vest. Depending on the nature of the termination of Dr. Missling’s services, certain of his salary, bonus and granted securities shall vest in the amounts at such time as set forth in the Employment Agreement.

The CFO Employment Agreement with Sandra Boenisch contains provisions regarding our obligations to Ms. Boenisch upon a change of control. In the event of a change of control, as such term is defined in the employment agreement, all of the remaining unvested option shares granted to Ms. Boenisch will immediately vest with no restrictions on purchase or sales.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer and director certain information concerning the outstanding equity awards as of September 30, 2020.

Option Awards						Stock Awards
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Christopher Missling	500,000	-	-	1.60	July 5, 2023	-	-	-	-
	125,000	-	-	1.32	May 8, 2024
	500,000	-	-	0.92	April 2, 2025
	187,500	-	-	5.04	Sept 18, 2025
	379,625	-	-	6.26	July 5, 2026
	861,429	-	-	7.06	July 18, 2026
	500,000	-	-	3.28	Sept 22, 2026
	450,000	-	-	5.92	May 12, 2027
	366,666	33,334	-	3.30	Dec 13, 2027
	450,000	-	-	2.30	May 15, 2028
	409,500	-	-	2.58	Oct. 1, 2028
	250,000	500,000	-	3.15	May 3, 2029
	-	550,000	-	2.96	January 6, 2030

Sandra Boenisch	25,000	-	-	5.68	Oct 2, 2025	-	-	-	-
	106,696	-	-	3.28	Sept 22, 2026
	35,000	-	-	5.92	May 12, 2027
	27,500	2,500	-	3.30	Dec 13, 2027
	30,000	-	-	2.30	May 15, 2028
	27,300 -	- 35,000	-	2.58 2.93	Oct. 1, 2028 June 4, 2029
	-	70,000	-	2.96	January 6, 2030

Compensation of Directors

The table below shows the compensation of our directors who were not our named executive officers for the fiscal year ended September 30, 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Athanasios Skarpelos	-	-	111,320	-	-	-	111,320
Claus van der Velden(2)	16,000	-	111,320	-	-	-	127,320
Elliot Favus	-	-	111,320	-	-	-	111,320
Steffen Thomas	-	-	111,320	-	-	-	111,320
Peter Donhauser	-	-	111,320	-	-	-	111,320

(1) At September 30, 2020, the aggregate number of outstanding vested and unvested stock option awards held by each director was: Mr. Skarpelos options to purchase 245,500 shares, Dr. Van der Velden options to purchase 145,500 shares, Dr. Favus options to purchase 290,500 shares, Dr. Thomas options to purchase 245,500 shares and Dr. Donhauser options to purchase 145,500 shares.

(2) During the year ended September 30, 2020, we compensated Claus van der Velden $4,000 per quarter for performing the functions of Chairman of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

In addition, directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award further special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 29, 2021, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and our named executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class (1)

Common Stock	Christopher Missling (CEO/Director)	6,031,264	(2)	8.0%

Common Stock	Athanasios Skarpelos (Director)	1,551,958	(3)	2.2%

Common Stock	Claus van der Velden (Director)	145,500	(4)	*

Common Stock	Elliot Favus (Director)	145,000	(5)	*

Common Stock	Steffen Thomas (Director)	245,500	(6)	*

Common Stock	Peter Donhauser (Director)	146,665	(7)	*

Common Stock	Jiong Ma (Nominee for Director)	-

Common Stock	Sandra Boenisch (Principal Financial Officer)	276,959	(8)	*

Common Stock	Directors & Executive Officers as a group (8 persons)	8,542,846		11.2%

Common Stock	BlackRock, Inc.	3,480,213		5.0%

*Less than 1%

(1)	Percentage of ownership is based on 70,030,620 shares of our common stock issued and outstanding as of March 29, 2021. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Includes options to purchase 500,000 shares of our common stock at $1.60 per share, options to purchase 125,000 shares of our common stock at $1.32 per share, options to purchase 500,000 shares of our common stock at $0.92 per share, options to purchase 187,500 shares of our common stock at $5.04 per share, options to purchase 379,625 shares of our common stock at $6.26 per share, options to purchase 861,429 shares of our common stock at $7.06 per share, options to purchase 500,000 shares of our common stock at $3.28 per share, and options to purchase 450,000 shares of our common stock at $5.92 per share, options to purchase 400,000 shares of our common stock at $3.30 per share, options to purchase 450,000 shares of our common stock at $2.30 per share, options to purchase 409,500 shares of our common stock at $2.58 per share and options to purchase 250,000 shares of our common stock at $3.15 per share that are vested or are vesting within 60 days. Excludes options to purchase 500,000 shares of our common stock at $3.15 per share options to purchase 550,000 shares of our common stock at $2.96 per share and options to purchase 550,000 shares of our common stock at $5.49 per share that do not vest within 60 days.

(3)	Includes options to purchase 50,000 shares of our common stock at $0.92 per share and options to purchase 100,000 shares of our common stock at $3.28 per share, options to purchase 45,500 shares of our common stock at $2.58 per share and options to purchase 50,000 shares of our common stock at $2.96 per share that have vested or are vesting within 60 days. Excludes options to purchase 50,000 shares of our common stock at $5.49 per share that do not vest within 60 days.

(4)	Includes options to purchase 50,000 shares of our common stock at $2.60 per share, options to purchase 45,500 shares of our common stock at $2.58 per share and options to purchase 50,000 shares of our common stock at $2.96 per share that have vested or are vesting within 60 days. Excludes options to purchase 50,000 shares of our common stock at $5.49 per share that do not vest within 60 days.

(5)	Includes options to purchase 37,500 shares of our common stock at $1.20 per share, options to purchase 50,000 shares of our common stock at $0.92 per share, options to purchase 1,500 shares of our common stock at $5.64 per share, options to purchase 1,500 shares of our common stock at 5.57 per share, options to purchase 1,500 shares of our common stock at $4.90 per share, options to purchase 1,500 shares of our common stock at $5.66 per share, options to purchase 1,500 shares of our common stock at $6.11 per share, and options to purchase 50,000 shares of our common stock at $2.96 per share that have vested or are vesting within 60 days. Excludes options to purchase 50,000 shares of our common stock at $5.49 per share that do not vest within 60 days.

(6)	Includes options to purchase 50,000 shares of our common stock at $1.76 per share and options to purchase 100,000 shares of our common stock at $3.28 per share, options to purchase 45,500 shares of our common stock at $2.58 per share, and options to purchase 50,000 shares of our common stock at $2.96 per share that have vested or are vesting within 60 days. Excludes options to purchase 50,000 shares of our common stock at $5.49 per share that do not vest within 60 days.

(7)	Includes options to purchase 50,000 shares of our common stock at $5.39 per share, options to purchase 45,500 shares of our common stock at $2.58 per share and options to purchase 50,000 shares of our common stock at $2.96 per share that have vested or are vesting within 60 days. Excludes options to purchase 50,000 shares of our common stock at $5.49 per share that do not vest within 60 days.

(8)	Includes options to purchase 25,000 shares of our common stock at $5.68 per share, options to purchase 106,696 shares of our common stock at $3.28 per share, options to purchase 35,000 shares of our common stock at $5.92 per share, options to purchase 30,000 shares of our common stock at $3.30 per share, and options to purchase 30,000 shares of our common stock at $2.30 per share, and options to purchase 27,300 shares of our common stock at $2.58 per share that have vested or are vesting within 60 days. Excludes options to purchase 35,000 shares of common stock at $2.93 per share, options to purchase 70,000 shares of our common stock at $2.96 per share and options to purchase 50,000 shares of common stock at $5.49 per share that do not vest within 60 days.

FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2022 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than , 2022 (unless the date of the 2022 annual meeting of Stockholders is not within thirty (30) days of May 25, 2022, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2022 annual meeting). Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, our holders of Common Stock are not entitled to dissenters' rights with respect to any of the Proposals, and we will not independently provide such holders with any such right.

CODE OF ETHICS AND CONDUCT

Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees. The Code of Ethics is available in print to any stockholder that requests a copy. Copies may be obtained by contacting Investor Relations at our corporate headquarters. Our Code of Ethics is also available on our website at www.anavex.com. We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

TRANSACTIONS WITH RELATED PERSONS

Our Code of Business Conduct and the Audit Committee Charter, each available on our website at www.anavex.com, set forth our policies and procedures for the review and approval of transactions with related persons, including transactions that would be required to be disclosed in this proxy in accordance with SEC rules.

In circumstances where one of our directors or executive officers, or a family member, has a direct or indirect material interest in a transaction with the Company, our Corporate Governance Committee must review and approve all such proposed transactions. In determining whether to approve or ratify a transaction with a related person, among the factors the Audit Committee may consider (as applicable) are: the business purpose for entering into the transaction; the size and terms of the transaction; the availability of alternative sources of comparable products or services; whether the transaction could impair the judgment of the related person in performing his or her duties; whether the transaction would be consistent with NASDAQ’s requirements for independent directors; and any other factors the Audit Committee deems relevant.

There have been no transactions since October 1, 2019, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest.

i.	any director or executive officer of our company;

ii.	any beneficial owner of shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; and

iii.	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the 2021 Meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

2021 MEETING PROXY MATERIALS RESULTS

Copies of this proxy statement and proxy materials ancillary hereto may be found on our website at www.anavex.com and at https://viewproxy.com/Anavex/2021. We intend to publish final results from the 2021 Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the 2021 Meeting, or as amended thereafter. You may obtain a copy of this and other reports free of charge at or the SEC at (800) 732-0330 or http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one proxy statement is being delivered to two (2) or more stockholders who share an address, unless the Company has received contrary instruction from one (1) or more of such stockholders. The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at 51 W 52nd Street, 7th Floor, New York, NY 10019 Attention: Christopher Missling, PhD or telephoning us at 844.689.3939.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Anavex Life Sciences Corp.

Entity or Nevada Business Identification Number (NVID): C1543-2004

2. Restated or Amended and Restated Articles:
(Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed:
(Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____ %

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ____

Jurisdiction of formation: ____

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes) ____
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended to read as follows: (please see attached).

(attach additional page(s) if necessary)

6. Signature: (Required)

X ______________________________
Signature of Officer or Authorized Signer

President
Title

X ______________________________
Signature of Officer or Authorized Signer

Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

Additional Page

Certificate of Amendment to Articles of Incorporation of Anavex Life Sciences Corp.

The number of authorized shares which the Corporation is entitled to issue is 200,000,000 shares of common stock having a par value of $0.001 per share and 10,000,000 shares of preferred stock having a par value of $0.001 per share. The Board of Directors shall have the authority to issue shares of preferred stock in one or more series, and shall have the authority to establish by duly adopted resolution such voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred shares as it deems necessary or advisable without any additional action by the Corporation’s stockholders.

ANAVEX LIFE SCIENCES CORP.

PROXY FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of ANAVEX LIFE SCIENCES CORP., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of the 2021 Annual Meeting of Stockholders and Proxy Statement dated April __, 2021 and hereby appoints Christopher Missling, PhD, with full power of substitution, as attorney-in-fact and proxy for, and in the name and place of, the undersigned, and hereby authorizes him to represent and to vote all of the shares which the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders of the Company to be held on May 25, 2021 and at any adjournments thereof, upon the matters as set forth in the Notice of the 2021 Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. This year's annual meeting will be held via the internet and will be a completely virtual meeting. To register to attend the virtual Annual Meeting, please visit http://www.viewproxy.com/Anavex/2021 before 11:59 PM EST on May 22, 2021.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE 2021 ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1-4 AND "3 YEARS" FOR PROPOSAL 5 AS DESCRIBED IN THE PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be signed on the reverse side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 25, 2021. The Proxy Statement and our 2020 Annual Report are available at: http://www.viewproxy.com/Anavex/2021

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1-4 AND "3 YEARS" FOR PROPOSAL 5. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

☐ 01 Christopher Missling, PhD
☐ 02 Claus van der Velden, PhD
☐ 03 Athanasios Skarpelos
☐ 04 Jiong Ma, PhD
☐ 05 Steffen Thomas, PhD
☐ 06 Peter Donhauser, D.O.

☐ FOR ALL THE DIRECTOR-NOMINEES ☐ WITHHOLD AUTHORITY FOR DIRECTOR-NOMINEES ☐ FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW)

Instructions: To withhold authority to vote for any individual director-nominee(s), mark "FOR ALL EXCEPT" and check the box next to each nominee(s) you wish to withhold.

☐ FOR ☐ AGAINST ☐ ABSTAIN

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

Date ______________________________

Signature ______________________________

Signature ______________________________
(Joint Owners)

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALVote.com/AVXL

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.